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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 21, 2004
                           ---------------------------

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

   New York                          1-15286                     11-2418067
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices) (Zip Code)


                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     Citigroup Global Markets Holdings Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

In connection with an investigation first disclosed by Citigroup Inc. (Citigroup) in November 2003, Citigroup, the parent company of Citigroup Global Markets Holdings Inc., has been notified by the Staff of the Securities and Exchange Commission (SEC) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of an internal transfer agent unit to serve primarily the Smith Barney family of funds. The Staff has not made a formal enforcement recommendation to the SEC. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC staff.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 21, 2004                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                                          By:    /s/ Edward Turan
                                             -----------------------------------
                                          Name:  Edward Turan
                                          Title: Deputy General Counsel and
                                                 Assistant Secretary